JPMorgan Macro Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JULY 31, 2020 (Unaudited)

Investments	Shares		Value ($)
COMMON STOCKS — 56.0%
Banks — 4.5%
Fifth Third Bancorp		3,690	73,283
First Republic Bank		1,154	129,802
HDFC Bank Ltd., ADR (India)*		2,511	117,389
PNC Financial Services Group, Inc. (The)		869	92,696
Sberbank of Russia PJSC, ADR (Russia)*		11,992	142,945
Sberbank of Russia PJSC, ADR (Russia)*		4,700	55,772
Signature Bank		700	71,771

			683,658

Building Products — 0.7%
Allegion plc		1,002	99,659

Capital Markets — 1.1%
Bank of New York Mellon Corp. (The)		2,072	74,281
S&P Global, Inc.		262	91,766

			166,047

Electric Utilities — 7.0%
EDP - Energias de Portugal SA (Portugal)		28,283	142,153
Enel SpA (Italy)		37,327	341,935
Iberdrola SA (Spain)		20,240	261,608
Orsted A/S (Denmark)(a)		2,174	309,849

			1,055,545

Electrical Equipment — 1.0%
Schneider Electric SE (France)		1,300	149,063

Entertainment — 1.2%
Walt Disney Co. (The)		1,542	180,321

Health Care Equipment & Supplies — 0.8%
Abbott Laboratories		1,172	117,950

Hotels, Restaurants & Leisure — 1.2%
Compass Group plc (United Kingdom)		13,258	182,420

Insurance — 2.4%
AIA Group Ltd. (Hong Kong)		18,000	162,305
Ping An Insurance Group Co. of China Ltd., Class H (China)		19,000	200,473

			362,778

Interactive Media & Services — 1.1%
Alphabet, Inc., Class A*		109	162,187

Internet & Direct Marketing Retail — 4.8%
Alibaba Group Holding Ltd., ADR (China)*		1,363	342,140
Amazon.com, Inc.*		121	382,927

			725,067

IT Services — 5.4%
Amadeus IT Group SA (Spain)		3,752	187,357
Mastercard, Inc., Class A		531	163,830
PayPal Holdings, Inc.*		1,519	297,830
Visa, Inc., Class A		886	168,694

			817,711

Life Sciences Tools & Services — 0.9%
Thermo Fisher Scientific, Inc.		331	137,017

Machinery — 2.8%
Alstom SA (France)*		1,175	65,475
Stanley Black & Decker, Inc.		1,348	206,675
Volvo AB, Class B (Sweden)*		9,118	157,575

			429,725

Metals & Mining — 2.1%
Barrick Gold Corp. (Canada)		5,475	158,282
Newmont Corp.		2,385	165,042

			323,324

Multi-Utilities — 1.0%
RWE AG (Germany)		4,014	151,305

Personal Products — 1.1%
Estee Lauder Cos., Inc. (The), Class A		820	161,983

Pharmaceuticals — 3.3%
AstraZeneca plc (United Kingdom)		910	100,536
Johnson & Johnson		931	135,703
Novo Nordisk A/S, Class B (Denmark)		1,524	99,994
Roche Holding AG (Switzerland)		474	164,173

			500,406

Semiconductors & Semiconductor Equipment — 3.2%
Analog Devices, Inc.		1,003	115,195
Microchip Technology, Inc.		1,122	114,141
NVIDIA Corp.		298	126,528
Texas Instruments, Inc.		959	122,320

			478,184

Software — 5.2%
Adobe, Inc.*		239	106,192
Atlassian Corp. plc, Class A*		497	87,795
Microsoft Corp.		1,596	327,196
salesforce.com, Inc.*		835	162,700
ServiceNow, Inc.*		235	103,212

			787,095

Specialty Retail — 2.3%
Burlington Stores, Inc.*		798	150,024
TJX Cos., Inc. (The)		3,871	201,253

			351,277

Textiles, Apparel & Luxury Goods — 2.9%
LVMH Moet Hennessy Louis Vuitton SE (France)		521	226,554
NIKE, Inc., Class B		2,148	209,666

			436,220

TOTAL COMMON STOCKS (Cost $7,296,941)			8,458,942

	Principal Amount ($)
FOREIGN GOVERNMENT SECURITIES — 4.7%
Bonos de la Tesoreria (Peru)
5.94%, 2/12/2029(a)	PEN	535,000	181,429
Notas do Tesouro Nacional (Brazil)
10.00%, 1/1/2025	BRL	1,000,000	227,899
Romania Government Bond (Romania)
2.75%, 2/26/2026(a)	EUR	30,000	37,636
3.62%, 5/26/2030(a)	EUR	29,000	37,822
United Mexican States (Mexico)
4.50%, 4/22/2029		200,000	223,687

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $692,744)			708,473

JPMorgan Macro Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JULY 31, 2020 (Unaudited) (continued)

Investments		No. of Contracts	Value ($)
OPTIONS PURCHASED — 0.4%
CALL OPTIONS PURCHASED — 0.3%
Aerospace & Defense — 0.1%
Airbus SE (France)
12/17/2021 at EUR 100.00, American Style Notional Amount: EUR 68,211 Exchange-Traded*	EUR	11	3,473
Boeing Co. (The)
1/21/2022 at USD 300.00, American Style Notional Amount: USD 63,200 Exchange-Traded*		4	4,220

			7,693

Airlines — 0.0%(b)
American Airlines Group, Inc.
1/21/2022 at USD 37.00, American Style Notional Amount: USD 35,584 Exchange-Traded*		32	3,264
United Airlines Holdings, Inc.
1/21/2022 at USD 90.00, American Style Notional Amount: USD 37,656 Exchange-Traded*		12	2,106

			5,370

Automobiles — 0.0%(b)
Renault SA (France)
12/17/2021 at EUR 40.00, American Style Notional Amount: EUR 34,298 Exchange-Traded*	EUR	17	1,397

Banks — 0.0%(b)
Royal Bank of Scotland Group plc (United Kingdom)
12/17/2021 at GBP 160.00, American Style Notional Amount: GBP 347 Exchange-Traded*	GBP	33	926
Societe Generale SA (France)
12/17/2021 at EUR 20.00, American Style Notional Amount: EUR 46,728 Exchange-Traded*	EUR	36	1,889
Wells Fargo & Co.
1/21/2022 at USD 40.00, American Style Notional Amount: USD 58,224 Exchange-Traded*		24	2,580

			5,395

Equity Real Estate Investment Trusts (REITs) — 0.0%(b)
Simon Property Group, Inc.
1/21/2022 at USD 135.00, American Style Notional Amount: USD 49,880 Exchange-Traded*		8	3,880

Hotels, Restaurants & Leisure — 0.1%
Carnival Corp.
1/21/2022 at USD 40.00, American Style Notional Amount: USD 34,700 Exchange-Traded*		25	3,538
MGM Resorts International
1/21/2022 at USD 40.00, American Style Notional Amount: USD 40,225 Exchange-Traded*		25	2,600
Norwegian Cruise Line Holdings Ltd.
1/21/2022 at USD 75.00, American Style Notional Amount: USD 30,008 Exchange-Traded*		22	1,628

			7,766

Index Funds — 0.1%
STOXX Europe 600 Utilities Index (Germany)
12/18/2020 at EUR 370.00, European Style Notional Amount: EUR 372,183 Exchange-Traded*	EUR	21	12,616
12/18/2020 at EUR 400.00, European Style Notional Amount: EUR 372,183 Exchange-Traded*	EUR	21	4,081

TOTAL CALL OPTIONS PURCHASED			48,198

PUT OPTIONS PURCHASED — 0.1%
Index Funds — 0.1%
S&P 500 Index
8/14/2020 at USD 3,160.00, European Style Notional Amount: USD 1,635,560 Exchange-Traded (Cost $14,844)*		5	8,900

TOTAL OPTIONS PURCHASED (Cost $95,545)			57,098

JPMorgan Macro Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JULY 31, 2020 (Unaudited) (continued)

Investments		Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS — 34.2%
FOREIGN GOVERNMENT TREASURY BILLS — 17.3%
Japan Treasury Discount Bills (Japan)
(0.17)%, 8/11/2020(c)	JPY	64,000,000	604,618
(0.18)%, 8/20/2020(c)	JPY	64,000,000	604,632
(0.09)%, 10/12/2020(c)	JPY	65,200,000	616,070
(0.09)%, 10/19/2020(c)	JPY	65,200,000	616,087
Letras do Tesouro Nacional (Brazil)
4.52%, 7/1/2023(c)	BRL	1,000,000	169,796

TOTAL FOREIGN GOVERNMENT TREASURY BILLS (Cost $2,572,330)			2,611,203

		Shares
INVESTMENT COMPANIES — 16.9%
JPMorgan Prime Money Market Fund Class IM Shares, 0.30%(d)(e) (Cost $2,547,565)		2,546,244	2,548,280

TOTAL SHORT-TERM INVESTMENTS (Cost $5,119,895)			5,159,483

Total Investments — 95.3% (Cost $13,205,125)			14,383,996
Other Assets Less Liabilities — 4.7%			703,264

Net Assets — 100.0%			15,087,260

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
BRL	Brazilian Real
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
PEN	Peruvian Nuevo Sol
PJSC	Public Joint Stock Company
USD	United States Dollar

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	The rate shown is the effective yield as of July 31, 2020.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of July 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of July 31, 2020:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
E-Mini Industrial Select Sector	3	09/2020	USD	216,060	1,769
EURO STOXX 50 Index	9	09/2020	EUR	335,857	(15,710)

JPMorgan Macro Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JULY 31, 2020 (Unaudited) (continued)

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Euro-BTP	4	09/2020	EUR	691,692	14,851
Russell 2000 E-Mini Index	3	09/2020	USD	221,790	(1,037)
U.S. Treasury 10 Year Note	4	09/2020	USD	560,188	4,619

					4,492

Short Contracts
SGX NIFTY 50 Index	(5)	08/2020	USD	(110,240)	2,890
Euro-Bund	(3)	09/2020	EUR	(626,799)	(5,767)
FTSE 100 Index	(8)	09/2020	GBP	(614,235)	32,442
MSCI Emerging Markets E-Mini Index	(7)	09/2020	USD	(374,325)	(32,439)
S&P 500 E-Mini Index	(19)	09/2020	USD	(3,101,750)	(219,035)
XAP Consumer Staples Index	(4)	09/2020	USD	(251,440)	(9,602)
XAU Utilities Index	(3)	09/2020	USD	(183,690)	(2,292)
XAV Health Care Index	(2)	09/2020	USD	(212,660)	(10,841)

					(244,644)

					(240,152)

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of July 31, 2020:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	111,831	PEN	391,876	Barclays Bank plc**	8/24/2020	974
USD	71,490	PEN	252,038	Citibank, NA**	8/24/2020	192
USD	183,826	RUB	13,156,330	Goldman Sachs International**	8/24/2020	6,963
EUR	575,920	USD	657,936	Goldman Sachs International	10/22/2020	21,625
JPY	169,817,894	USD	1,587,839	Goldman Sachs International	10/22/2020	18,002
USD	34,833	JPY	3,653,475	Goldman Sachs International	10/22/2020	285

Total unrealized appreciation						48,041

HKD	248,347	USD	32,045	Goldman Sachs International	8/24/2020	(1)
USD	379,612	BRL	2,049,766	Goldman Sachs International**	8/24/2020	(12,967)
USD	31,914	CNY	224,426	Barclays Bank plc**	8/24/2020	(194)
USD	312,792	CNY	2,194,673	Goldman Sachs International**	8/24/2020	(1,193)
USD	378,128	DKK	2,474,911	Merrill Lynch International	8/24/2020	(13,527)
USD	30,450	HKD	236,029	Citibank, NA	8/24/2020	(5)
USD	398,827	HKD	3,091,195	Goldman Sachs International	8/24/2020	(28)
USD	118,694	INR	8,996,201	Goldman Sachs International**	8/24/2020	(1,319)
EUR	47,795	USD	56,698	Goldman Sachs International	10/22/2020	(302)
USD	25,639	AUD	36,885	Goldman Sachs International	10/22/2020	(720)
USD	15,765	CAD	21,480	Goldman Sachs International	10/22/2020	(274)
USD	176,961	CHF	165,866	Goldman Sachs International	10/22/2020	(4,819)
USD	1,674,495	EUR	1,469,545	Goldman Sachs International	10/22/2020	(59,510)
USD	906,936	GBP	723,500	Goldman Sachs International	10/22/2020	(40,521)
USD	2,849,080	JPY	305,055,255	Goldman Sachs International	10/22/2020	(35,600)
USD	160,736	SEK	1,459,792	Goldman Sachs International	10/22/2020	(5,657)

Total unrealized depreciation						(176,637)

Net unrealized depreciation						(128,596)

Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	China Yuan
DKK	Danish Krone

JPMorgan Macro Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JULY 31, 2020 (Unaudited) (continued)

EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
PEN	Peru Nuevo Sol
RUB	Russian Ruble
SEK	Swedish Krona
USD	United States Dollar
**	Non-deliverable forward.

Written Put Options Contracts as of July 31, 2020:
Description	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value ($)
S&P 500 Index	Exchange-Traded	5	USD 1,635,560	USD 2,960.00	08/14/2020	(1,700)

Total Written Options Contracts (Premiums Paid $(3,494))

Abbreviations
USD	United States Dollar

A. Valuation of Investments — Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

J.P. Morgan Investment Management Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

Certain foreign equity instruments are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

JPMorgan Macro Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JULY 31, 2020 (Unaudited) (continued)

The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Banks	$627,886	$55,772	$—	$683,658
Building Products	99,659	—	—	99,659
Capital Markets	166,047	—	—	166,047
Electric Utilities	309,849	745,696	—	1,055,545
Electrical Equipment	—	149,063	—	149,063
Entertainment	180,321	—	—	180,321
Health Care Equipment & Supplies	117,950	—	—	117,950
Hotels, Restaurants & Leisure	—	182,420	—	182,420
Insurance	—	362,778	—	362,778
Interactive Media & Services	162,187	—	—	162,187
Internet & Direct Marketing Retail	725,067	—	—	725,067
IT Services	630,354	187,357	—	817,711
Life Sciences Tools & Services	137,017	—	—	137,017
Machinery	206,675	223,050	—	429,725
Metals & Mining	323,324	—	—	323,324
Multi-Utilities	—	151,305	—	151,305
Personal Products	161,983	—	—	161,983
Pharmaceuticals	135,703	364,703	—	500,406
Semiconductors & Semiconductor Equipment	478,184	—	—	478,184
Software	787,095	—	—	787,095
Specialty Retail	351,277	—	—	351,277
Textiles, Apparel & Luxury Goods	209,666	226,554	—	436,220

Total Common Stocks	5,810,244	2,648,698	—	8,458,942

Foreign Government Securities	—	708,473	—	708,473
Options Purchased
Call Options Purchased	40,513	7,685	—	48,198
Put Options Purchased	8,900	—	—	8,900

Total Options Purchased	49,413	7,685	—	57,098

Short-Term Investments
Foreign Government Treasury Bills	—	2,611,203	—	2,611,203
Investment Companies	2,548,280	—	—	2,548,280

Total Short-Term Investments	2,548,280	2,611,203	—	5,159,483

Total Investments in Securities	$8,407,937	$5,976,059	$—	$14,383,996

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$48,041	$—	$48,041
Futures Contracts	56,571	—	—	56,571

Total Appreciation in Other Financial Instruments	$56,571	$48,041	$—	$104,612

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(176,637)	$—	$(176,637)
Futures Contracts	(296,723)	—	—	(296,723)
Options Written
Put Options Written	(1,700)	—	—	(1,700)

Total Depreciation in Other Financial Instruments	$(298,423)	$(176,637)	$—	$(475,060)

JPMorgan Macro Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JULY 31, 2020 (Unaudited) (continued)

B. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amount in the table below.

For the period ended July 31, 2020
Security Description	Value at April 15, 2020(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at July 31, 2020	Shares at July 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.30%(b)(c)	$—	$7,312,917	$4,765,831	$478	$716	$2,548,280	2,546,244	$4,036	$—

(a)	Commencement of operations was April 15, 2020.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of July 31, 2020.

C. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts and options, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.

Notes (1) — (3) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are adjusted daily to reflect the current market value of the option written and the change is recorded as unrealized appreciation or depreciation. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subjects the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund’s over-the-counter (“OTC”) options are subject to master netting agreements.

The Fund may be required to post or receive collateral for over-the-counter options. Cash collateral posted by the Fund is considered restricted.

(2). Futures Contracts — The Fund used index, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

JPMorgan Macro Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JULY 31, 2020 (Unaudited) (continued)

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in market value on open future contracts are recorded as changes in unrealized appreciation or depreciation. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted.

The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.